                             AMENDMENT NO. 5 TO THE
                   PARTICIPATION AGREEMENT DATED MAY 1, 2001,
                             AS PREVIOUSLY AMENDED

     Amendment to the Participation Agreement (the "Agreement") by and among MetLife Insurance Company of Connecticut (the "Company"), on behalf of itself and certain of its segregated asset accounts listed in Schedule A hereto; Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Variable Insurance Products Funds V (collectively, the "Fund"); and Fidelity Distributors Corporation (the "Underwriter").

     WHEREAS, the Fund, the Underwriter and the Company's affiliate, MetLife Investors Insurance Company ("MLI"), have previously entered into a Participation Agreement dated November 17, 1997, as amended (the "MLI Participation Agreement");

     WHEREAS, the Fund, the Underwriter and the Company's affiliate, MetLife Investors USA Insurance Company ("MLI USA"), have previously entered into a Participation Agreement dated November 1, 2005 (the "MLI USA Participation Agreement");

     WHEREAS, following the close of business on November 14, 2014, MLI and MLI USA will merge into the Company, and as the surviving entity of the merger, the Company will become the depositor and the of the separate accounts of both MLI and MLI USA;

     WHEREAS, simultaneously with the merger, the Company will change its name to MetLife Insurance Company USA and change its state of domicile from Connecticut to Delaware;

     WHEREAS, the parties wish to (i) add the separate accounts of MLI and MLI USA to the Agreement; and (ii) terminate the MLI Participation Agreement and the MLI USA Participation Agreement as of the effective date of this Amendment No. 5 to the Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein, and for other good and valuable consideration, the parties agree to amend the Agreement as follows:

     1. The name of the Company in the Agreement shall change to MetLife Insurance Company USA;

     2. Schedule A of the Agreement shall be deleted in its entirety and replaced with Schedule A attached hereto;

     3. The MLI Participation Agreement and the MLI USA Participation Agreement shall terminate as of the effective date of this Amendment.

     4. Article XI of the Agreement entitled "Notices" shall be amended as follows:

     "If to the Company:

          MetLife
          One Financial Center, 20th Floor
          Boston, MA 02111
          Attn: Law Department"

     5. This Amendment shall be effective as of November 17, 2014.

IN WITNESS WHEREOF, each of the parties has caused this Amendment No. 5 to the Agreement to be executed in its name and on its behalf by and through its duly authorized officer signing below.

                                        METLIFE INSURANCE COMPANY OF CONNECTICUT

                                        By:    /s/ Karen A. Johnson
                                               -------------------------
                                        Name:  Karen A. Johnson
                                        Title: Vice President

                                        VARIABLE INSURANCE PRODUCTS FUND
                                        VARIABLE INSURANCE PRODUCTS FUND II
                                        VARIABLE INSURANCE PRODUCTS FUND III
                                        VARIABLE INSURANCE PRODUCTS FUND IV
                                        VARIABLE INSURANCE PRODUCTS FUND V

                                        By:    /s/ Joseph Zambello
                                               -------------------------
                                        Name:  Joseph Zambello
                                        Title: Deputy Treasurer

                                        FIDELITY DISTRIBUTORS CORPORATION

                                        By:    /s/ Robert Bachman
                                               -------------------------
                                        Name:  Robert Bachman
                                        Title: Executive Vice President

                                   Schedule A
                                   ----------

                   Separate Accounts and Associated Contracts
                   ------------------------------------------

NAME OF SEPARATE ACCOUNT                                        DATE EST. BY           CONTRACTS FUNDED BY SEPARATE ACCOUNT
                                                                BOARD OF
                                                                DIRECTORS
MetLife of CT Separate Account Eleven for Variable Annuities    11/14/2002             Gold Track
                                                                                       Gold Track Select
                                                                                       Gold Track Select-NY Plans
                                                                                       Marquis Portfolios
                                                                                       MetLife Access
                                                                                       MetLife Access Select
                                                                                       MetLife Accumulation Annuity
                                                                                       MetLife Retirement Account
                                                                                       Portfolio Architect
                                                                                       Portfolio Architect II
                                                                                       Portfolio Architect 3
                                                                                       Portfolio Architect Access
                                                                                       Portfolio Architect L
                                                                                       Portfolio Architect Plus
                                                                                       Portfolio Architect Select
                                                                                       Portfolio Architect XTRA
                                                                                       Premier Advisers
                                                                                       Premier Advisers (Class II)
                                                                                       Premier Advisers II
                                                                                       Premier Advisers III
                                                                                       Premier Advisers III (Series II)
                                                                                       Premier Advisers L
                                                                                       Premier Advisers L (Series II)
                                                                                       PrimElite
                                                                                       PrimElite II
                                                                                       Universal Annuity
                                                                                       Universal Annuity Advantage
                                                                                       Universal Select
                                                                                       Vintage II
                                                                                       Vintage II (Series II)
                                                                                       Vintage 3
                                                                                       Vintage Access
                                                                                       Vintage L
                                                                                       Vintage XTRA
                                                                                       Vintage XTRA (Series II)

MetLife of CT Separate Account QPN for Variable Annuities       12/26/1995             BluePrint I (unregistered)
                                                                                       BluePrint II ( unregistered)
                                                                                       MetLife Retirement Perspectives
                                                                                       Prime Builder I (unregistered)
                                                                                       Prime Builder II (unregistered)
                                                                                       Unallocated Group Variable Annuity
                                                                                       Unregistered Gold Track
                                                                                       Unregistered Gold Track Express

                                                                                       Unregistered Gold Track-VSP

MetLife of CT Fund UL for Variable Life Insurance               07/02/1987             Invest
                                                                                       MarketLife
                                                                                       MetLife Variable Life
                                                                                       MetLife Variable Life Accumulator
                                                                                       MetLife Variable Life Accumulator (Series 2)
                                                                                       MetLife Variable Life Accumulator-Series III
                                                                                       MetLife Variable Survivorship Life
                                                                                       MetLife Variable Survivorship Life II

MetLife of CT Fund UL III for Variable Life Insurance           01/15/1999             Corporate Owned VUL
                                                                                       Corporate Owned VUL 2000
                                                                                       Corporate Owned VUL III
                                                                                       Corporate Owned VUL IV
                                                                                       Corporate Select

MetLife of CT Separate Account CPPVUL1                          09/01/2002             COLI PPVL

MetLife Investors Variable Annuity Account One                  02/24/1987             Class AA
                                                                                       Destiny Select
                                                                                       Navigator Select
                                                                                       Premier Advisor
                                                                                       Prevail

MetLife Investors USA Separate Account A                        05/29/1980             Capital Strategist
                                                                                       Flexible Bonus
                                                                                       Flexible Value
                                                                                       Group Flexible Payment Variable Annuity
                                                                                       (SF 101/Sunshine Plan/SF 234)
                                                                                       Imprint
                                                                                       Investors Choice
                                                                                       MetLife Growth and Guaranteed Income
                                                                                       PrimElite III
                                                                                       PrimElite IV
                                                                                       Retirement Companion
                                                                                       Securannuity
                                                                                       Smart Choice
                                                                                       Strive
                                                                                       Ultimate
                                                                                       Vintage L
                                                                                       Vintage XC

                     THIRD AMENDMENT DATED OCTOBER 1, 2005
                                     TO THE
         AMENDED AND RESTATED PARTICIPATION AGREEMENT DATED MAY 1, 2001

Second Amendment to the Participation Agreement (the "Agreement") by and among Fidelity Distributors Corporation, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III (collectively, the "Fund") and The Travelers Insurance Company (the "Company"), a Connecticut life insurance company, each on behalf of itself and each of its segregated asset accounts (the "Accounts") listed in Schedule A hereto.

WHEREAS, each of the parties desires to update the list of Contract forms that are issued from Accounts which invest in shares of the Fund, each of the parties hereby agrees to amend Schedule A of the Agreement by adding the new contract form number shown below to those listed on Schedule A and to replace existing Schedule A with the new Schedule A attached hereto:

                                                                 NEW POLICY FORM NUMBERS OF
                                   DATE ESTABLISHED BY          CONTRACTS FUNDED BY SEPARATE
NAME OF SEPARATE ACCOUNT           BOARD OF DIRECTORS                    ACCOUNT
----------------------------       -------------------        --------------------------------
TIC Separate Account CPPVUL1       09-01-02                   COLI Private Placement (L-17755)

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to the Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                               THE TRAVELERS INSURANCE COMPANY

                               By:    /s/ Daniel D. Jordan
                                      ------------------------------
                               Name:  Daniel D. Jordan
                               Its:   Vice President and Asst. Secretary

                               VARIABLE INSURANCE PRODUCTS FUND,
                               VARIABLE INSURANCE PRODUCTS FUND II, AND
                               VARIABLE INSURANCE PRODUCTS FUND III

                               By:    /s/ Christine Reynolds
                                      ------------------------------
                               Name:  Christine Reynolds
                               Their: Treasurer, SVP

                               FIDELITY DISTRIBUTORS CORPORATION

                               By:    /s/ Bill Loehning
                                      ------------------------------
                               Name:  Bill Loehning
                               Its:   EVP

                                   Schedule A
                           TRAVELERS INSURANCE COMPANY
                           --------------------------
                              VIP, VIP II, VIP III
                              --------------------
                               November xx, 2004
                               -----------------
                   Separate Accounts and Associated Contracts
                   ------------------------------------------

                                       DATE
                                    ESTABLISHED
                                    BY BOARD OF  POLICY FORM NUMBERS OF CONTRACTS FUNDED
NAME OF SEPARATE ACCOUNT             DIRECTORS             BY SEPARATE ACCOUNT
---------------------------------   -----------  ----------------------------------------
The Travelers Fund BD III for       3/27/97      Portfolio Architect XTRA (L-14539)
Variable Annuities                               Vintage XTRA (L-21261)

The Travelers Separate Account      6/8/98       Travelers Retirement Account (L-22229)
Five for Variable Annuities

The Travelers Separate Account      12/26/95     Gold Track (L-14666)
QP for Variable Annuities                        Gold Track Select (L-14666)

The Travelers Separate Account      12/26/95     BluePrint (L-14634)
QPN for Variable Annuities                       BluePrint II (L-14634)
(unregistered)                                   Unregistered GoldTrack Express
                                                 (L-14634)
                                                 Travelers Retirement Perspectives
                                                 (L-14664 - 401K)

The Travelers Separate Account      6/18/99      Vintage II (L-22270)
Nine for Variable Annuities                      Vintage 3 (L-22270-OL)

The Travelers Separate Account      7/30/97      PrimElite II (L-22355)
PF for Variable Annuities

The Travelers Fund ABD for          10/17/95     Access (L-14539)
Variable Annuities                               Access Select (L-14539)
                                                 Portfolio Architect (L-14539)
                                                 Portfolio Architect Select (L-14539)
                                                 Premier Advisers (L-14539)
                                                 Premier Advisers II (L-14530)

The Travelers Fund U for            9/2/82       Universal Annuity (LVA-10FPU; LVAFPG)
Variable Annuities

The Travelers Fund UL III for       1/15/99      COLI 2000 (L-15491)
Variable Life Insurance                          COLI (L-15310)
                                                 Travelers Corporate Benefit Life (L-15927)

The Travelers Separate Account      11/21/00     Private Placement COLI (L-15779)
PP for Variable Life Insurance
(unregistered)

The Travelers Fund UL for           7/2/87       Variable Survivorship Life (L-15258)
Variable Life Insurance                          Variable Survivorship Life II (L-15847)
                                                 MarketLife (L-ULV)
                                                 Accumulator (L-15598)
                                                 Variable Life (L-15598)

The Travelers Separate Account      11/5/97      Marquis (TL-22156)
TM for Variable Annuities

TIC Variable Annuity Separate       9/17/02      Portfolio Architect Access (L-22156)
Account 2002                                     Vintage Access (L-22156)

TIC Separate Account Eleven         11/14/02     Portfolio Architect Plus (L-22378)
for Variable Annuities

TIC Separate Account Thirteen       11/14/02     Portfolio Architect II (L-22386)
for Variable Annuities

TIC Separate Account                9/1/02       COLI Private Placement (L-17222)
CPPVUL1                                          COLI Private Placement 10.05 (1-17755)

                      AMENDMENT NO.4 DATED APRIL 28, 2008
               TO THE PARTICIPATION AGREEMENT DATED MAY 1, 2001,
                             AS PREVIOUSLY AMENDED

     Amendment to the Participation Agreement (the "Agreement") by and among MetLife Insurance Company of Connecticut, previously known as The Travelers Life Insurance Company, on behalf of itself and certain of its segregated asset accounts listed in Schedule A hereto, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, and Fidelity Distributors Corporation.

     WHEREAS, on May 1, 2006, The Travelers Insurance Company was renamed MetLife Insurance Company of Connecticut ("MICC") and The Travelers Life and Annuity Company was renamed MetLife Life and Annuity Company of Connecticut ("MLACC");

     WHEREAS, on December 7, 2007, MLACC was merged with and into MICC;

     WHEREAS, the parties desire to amend the Agreement by updating the notice provision and updating the names of the MICC separate accounts listed in Schedule A.

     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein and for other good and valuable consideration, each of the parties amends the Agreement as follow:

     1. Article XI of the Agreement entitled "Notices" shall be amended as follows:

          "If to the Company:

               Metropolitan Life Insurance Company
               501 Boylston Street
               Boston, MA 02116
               Attention: Alan C. Leland, Jr., Vice President

          Copy to:

               Metropolitan Life Insurance Company
               501 Boylston Street
               Boston, MA 02116
               Attention: Law Department"

     2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with Schedule A attached hereto.

Except as set forth above, expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 4 to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                             METLIFE INSURANCE COMPANY OF
                             CONNECTICUT (on behalf of the Accounts and itself)

                             By:  /s/ Paul L. LeClair
                                  ------------------------------------
                             Its: Vice President & Actuary

                             VARIABLE INSURANCE PRODUCTS FUND,
                             VARIABLE INSURANCE PRODUCTS FUND II,
                             VARIABLE INSURANCE PRODUCTS FUND III,
                             VARIABLE INSURANCE PRODUCTS FUND IV, and
                             VARIABLE INSURANCE PRODUCTS FUND V

                             By:  /s/ [Illegible Signature]
                                  ------------------------------------
                             Its:

                             FIDELITY DISTRIBUTORS CORPORATION

                             By:  /s/ [Illegible Signature]
                                  ------------------------------------
                             Its: Exec. VP

                                   Schedule A
                                   ----------

                   Separate Accounts and Associated Contracts
                   ------------------------------------------

                                                                DATE EST. BY
                                                                  BOARD OF       CONTRACTS FUNDED BY SEPARATE
NAME OF SEPARATE ACCOUNT                                         DIRECTORS                 ACCOUNT
-------------------------------------------------------------   -------------    -----------------------------
MetLife of CT Fund BD III for Variable Annuities                 03/27/1997      Portfolio Architect XTRA
MetLife of CT Fund BD IV for Variable Annuities                                  Vintage XTRA
                                                                                 Vintage XTRA (Series II)

MetLife of CT Separate Account Five for Variable Annuities       06/08/1998      MetLife Retirement Account
MetLife of CT Separate Account Six for Variable Annuities

MetLife of CT Separate Account Seven for Variable Annuities      06/30/1998      Premier Advisers L
MetLife of CT Separate Account Eight for Variable Annuities                      Premier Advisers L (Series II)

MetLife of CT Separate Account QP for Variable Annuities         12/26/1995      Gold Track
                                                                                 Gold Track Select

MetLife of CT Separate Account QPN for Variable Annuities        12/26/1995      BluePrint
(unregistered)                                                                   BluePrint II
                                                                                 Unregistered GoldTrack
                                                                                 Unregistered GoldTrack Express
                                                                                 Unregistered GoldTrack-VSP
                                                                                 MetLife Retirement Perspectives
                                                                                 Prime Builder
                                                                                 Prime Builder II

MetLife of CT Separate Account Nine for Variable Annuities       06/18/1999      Portfolio Architect 3
MetLife of CT Separate Account Ten for Variable Annuities                        Portfolio Architect L
                                                                                 Vintage II
                                                                                 Vintage II (Series II)
                                                                                 Vintage 3
                                                                                 Vintage L

MetLife of CT Separate Account PF for Variable Annuities         07/30/1997      PrimElite II
MetLife of CT Separate Account PF II for Variable Annuities

MetLife of CT Fund ABD for Variable Annuities                    10/17/1995      MetLife Access
MetLife of CT Fund ABD II for Variable Annuities                                 MetLife Access Select
                                                                                 Portfolio Architect
                                                                                 Portfolio Architect Select
                                                                                 Premier Advisers
                                                                                 Premier Advisers (Class II)
                                                                                 Premier Advisers II
                                                                                 Premier Advisers III
                                                                                 Premier Advisers III (Series II)

MetLife of CT Fund U for Variable Annuities                      09/02/1982      Universal Annuity
                                                                                 Universal Annuity Advantage
                                                                                 Universal Select Annuity


MetLife of CT Separate Account TM for Variable Annuities         11/05/1997      Marquis
MetLife of CT Separate Account TM II for Variable Annuities

MetLife Insurance Company of CT Variable Annuity                 09/17/2002      Portfolio Architect Access
Separate Account 2002                                                            Vintage Access
MetLife Life and Annuity Company of CT Variable Annuity
Separate Account 2002

MetLife of CT Separate Account Eleven for Variable Annuities     11/14/2002      Portfolio Architect Plus
MetLife of CT Separate Account Twelve for Variable Annuities

MetLife of CT Separate Account Thirteen for Variable Annuities   11/14/2002      Portfolio Architect II
MetLife of CT Separate Account Fourteen for Variable Annuities

MetLife of CT Fund UL for Variable Life Insurance                07/02/1987      MetLife Variable Life
                                                                                 Variable Survivorship Life
                                                                                 Variable Survivorship Life II
                                                                                 Variable Life Accumulator
                                                                                 Variable Life Accumulator Series III
                                                                                 Invest
                                                                                 MarketLife

MetLife of CT Fund UL II for Variable Life Insurance             10/17/1995      MetLife Variable Life
                                                                                 Variable Survivorship Life
                                                                                 Variable Survivorship Life II
                                                                                 Variable Life Accumulator
                                                                                 Variable Life Accumulator (Series 2)
                                                                                 Variable Life Accumulator Series III
                                                                                 MarketLife

MetLife of CT Fund UL III for Variable Life Insurance            01/15/1999      COLI 1
                                                                                 COLI 1 - Series 2
                                                                                 COLI 2000
                                                                                 COLI III
                                                                                 Corporate Select
                                                                                 COLI IV

MetLife of CT Separate Account CPPVUL1                           09/01/2002      COLI Private Placement

MetLife of CT Separate Account PP for Variable Life Insurance    11/21/2000      PPVUL1 (Davenport)
(unregistered)